UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2026

Iveda Solutions, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41345	20-2222203
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1744 S. Val Vista, Suite 213
Mesa, Arizona	85204
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 307-8700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	IVDA	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	IVDAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 11, 2026, Iveda Solutions, Inc., a Delaware corporation (the “Company”) consummated a public offering (the “Offering”) of (i) 5,259,999 shares (the “Shares”) of the Company’s common stock, par value $0.00001 per share (“Common Stock”) at an offering price of $0.35 per share of Common Stock, and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 454,287 shares of Common Stock, at an offering price of $0.3499 per Pre-Funded Warrant and (iii) accompanying series x warrants (the “Series X Warrants”) to purchase up to 11,428,572 shares of Common Stock.and accompanying Series X Warrant.

The Pre-Funded Warrants are immediately exercisable subject to certain ownership limitations, have an exercise price of $0.0001 per share, and may be exercised at any time until all of the Pre-Funded Warrants have been exercised in full. The Series X Warrants are exercisable at a price of $0.35 per share, are exercisable from and after the date of their issuance and expire on the second (2)-year anniversary of the original issuance date.

In connection with the Offering, on February 9, 2026, the Company also entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional investors who purchased shares of Common Stock, Pre-Funded Warrants and Series X Warrants in this Offering.

On August 28, 2024, as amended on September 4, 2024, February 20, 2025, January 14, 2026, and February 9, 2026. respectively, the Company, entered into an engagement agreement (the “Engagement Agreement”) with H.C. Wainwright & Co., LLC (the “Placement Agent”), pursuant to which the Company engaged the Placement Agent as the placement. Pursuant to the Engagement Agreement, in connection with the Offering, paid the Placement Agent a cash fee of 7.0% in the amount of $140,000, issued the Placement Agent, or its designees, placement agent warrants (the “Placement Agent Warrants”) to purchase up to 400,000 shares of Common Stock ((or 7.0% of the number of Shares sold and Pre-Funded Warrants in this Offering) (the “Placement Agent Warrant Shares). The Placement Agent Warrants are exercisable on the issuance date, have an exercise price of $0.4375 per share (representing 125% of the public offering price per share of Common Stock), and have a termination that is two (2) years from the issuance date. In addition, the Company reimbursed the Placement Agent for its accountable offering-related legal expenses in an amount of $100,000.

The Shares, Pre-Funded Warrants, Series X Warrants, Placement Agent Warrants, and the shares of Common Stock underlying the Pre-Funded Warrants, Series X Warrants, and Placement Agent Warrants issued in the Offering were offered pursuant to the Company’s registration statement on Form S-1, as amended (File No. 333-293126) (the “Registration Statement”), initially filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended, on February 2, 2026, and declared effective by the SEC on February 9, 2026.

The Offering closed on February 11, 2026, for aggregate gross proceeds of approximately $2 million before deducting placement agent fees and other offering expenses payable by the Company. The Company intends to use the net proceeds from the Offering for general corporate purposes, which may include research and development of software products, repayment of existing indebtedness, working capital, capital expenditures, acquisitions, joint ventures and stock repurchase programs.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, the Placement Agent, or the investors, as the case may be and other obligations of the parties.

Pursuant to the terms of the Purchase Agreement, the Company has agreed that for a period of up to twelve (12) months from the closing of this Offering, that neither the Company nor any subsidiary may (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock equivalents or (ii) file any registration statement or prospectus, or any amendment or supplement thereto, in each case, subject to certain exceptions. The Company has also agreed not to effect or enter into an agreement to effect any issuance of Common Stock or Common Stock equivalents involving a Variable Rate Transaction, as defined in the Purchase Agreement, for a period of up to six (6) months following the closing of the Offering, subject to certain exceptions.

In addition, each of the Company’s directors and executive officers entered into a lock-up agreement (the “Lock-Up Agreement”), which prohibits them from offering, pledging, announcing the intention to sell, selling, contracting to sell, granting any option or right to purchase, or otherwise transferring or disposing of their shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock for a period of 30 days following the closing of the Offering, subject to certain carveouts. Notwithstanding the foregoing, the Company will be permitted to make sales under our existing at-the-market sales agreement with the Placement Agent.

The foregoing does not purport to be a complete description of each of the Engagement Letter, the Pre-Funded Warrants, the Series X Warrants, the Placement Agent Warrant, and the Purchase Agreement, and is qualified in its entirety by reference to the full text of each of such document, which are filed as Exhibits 1.1, 1.2, 4.1, 4.2, 4.3, and 10.1, respectively, to this Current Report on Form 8-K (this “Form 8-K”) and incorporated herein by reference.

Item 8.01 Other Events.

The Company issued press releases announcing the pricing of the Offering on February 9, 2026. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Form of Pre-Funded Warrant (incorporated by reference to Exhibit 4.2 to the Company’s Registration Statement on Form S-1 filed on February 2, 2026).
4.2	Form of Series X Warrant (incorporated by reference to Exhibit 4.3 to the Company’s Registration Statement on Form S-1 filed on February 2, 2026).
4.3	Form of Placement Agent Warrant (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-1 filed on February 2, 2026).
10.1	Engagement Agreement, by and between Iveda Solutions, Inc. and H.C. Wainwright & Co., LLC, dated as of August 28, 2024 (incorporated by reference to Exhibit 10.19 to the Company’s Registration Statement on Form S-1 filed on February 2, 2026).
10.2	Form of Securities Purchase Agreement, by and between Iveda Solutions, Inc. and certain investors, dated as of February 9, 2026 (incorporated by reference to Exhibit 10.18 to the Company’s Registration Statement on Form S-1 filed on February 2, 2026).
10.3	Form of Lock-Up Agreement (incorporated by reference to Exhibit 10.21 to the Company’s Registration Statement on Form S-1 filed on February 2, 2026).
99.1	Press Release dated February 9, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IVEDA, SOLUTIONS, INC

Dated: February 13, 2026	By:	/s/ Robert J. Brilon
Robert J. Brilon Chief Financial Officer